GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated June 22, 2022 to the

Prospectuses and Summary Prospectuses dated February 28, 2022

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Trium Capital LLP will now serve as an Underlying Manager of the Fund.

Accordingly, the Fund’s Prospectuses and Summary Prospectuses are revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” section of the Prospectuses and Summary Prospectuses:

As of the date of the Prospectus, Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC (“Longfellow”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), TCW Investment Management Company LLC (“TCW”), Trium Capital LLP (“Trium”), and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Crabel also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)” section of the Prospectuses:

Trium Capital LLP

Trium Capital LLP (“Trium”), located at 60 Gresham Street, London EC2V 7BB, United Kingdom, an investment adviser registered with the SEC, is an independent specialist alternative asset manager that manages a diverse range of strategies. The firm had approximately $720 million in assets under management as of April 30, 2022. With respect to the Fund, the firm manages an allocation within the Relative Value strategy.

The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectuses:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Trium will be available in the Fund’s annual report for the period ended October 31, 2022.

This Supplement should be retained with your Summary Prospectuses and Prospectuses for future reference.

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